NOTICE OF INVENTORY ACCESS RIGHTS



TO:       WEA Corp.

FROM:     LIVE Home Video Inc., LIVE Film and Mediaworks Inc.
          (formerly known as International Video Productions
          Inc.), LIVE Entertainment International Inc., LIVE
          America Inc. and Vestron Inc.

DATE:     November 16, 1994

RE:       Grant of Security Interest in Inventory and
          Inventory Access Rights

Gentlemen:

          Pursuant to that certain Amended and Restated Loan and Security Agreement, dated as of November 14, 1994 (the "Loan Agreement"), by and among Foothill Capital Corporation ("Foothill") and LIVE Home Video Inc., LIVE Film and Mediaworks Inc. (formerly known as International Video Productions Inc.), LIVE Entertainment International Inc., LIVE America Inc. and Vestron Inc. (collectively, the "LIVE Companies"), the LIVE Companies have granted to Foothill a security interest in and to all of the Inventory of the LIVE Companies (as defined on Exhibit A attached hereto).

          As required by the terms of the Loan Agreement, you are hereby requested to agree as follows:

          1. You acknowledge receipt of notice that Foothill has a security interest in all of the Inventory of the LIVE
Companies including all such Inventory now or hereafter located at your facilities and/or in your possession or control.

          2. However, notwithstanding the security interest of Foothill in the Inventory of the LIVE Companies, until receipt by you of written instructions from Foothill to the contrary, you may sell and deliver all or any part of such Inventory in the ordinary course of business.

          3. Upon receipt of a written notice from Foothill, you shall no longer sell or deliver any of such Inventory (other than to fulfill committed orders). After receipt of such notice from Foothill, such Inventory may only be delivered by you pursuant to instructions from Foothill.

          4. You shall, upon Foothill's request, deliver to Foothill any and all of the Inventory of the LIVE Companies
(other than Inventory to fulfill committed orders).

          5. You will not look to Foothill nor assert any claim or lien against Foothill or any of the Inventory of the LIVE Companies by reason of any labor, services or materials which you have in the past or may in the future perform for or furnish to the LIVE Companies.

          6. Foothill shall not be responsible for any charges, except for labor, services and materials ordered by Foothill on behalf of Foothill.

          7. You will not refuse to honor any of Foothill's orders or instructions by reason of any unpaid amounts owed by the LIVE Companies.

          8.   If all or any of the Inventory of the LIVE
Companies at your facilities and/or in your possession or control is protected by insurance carried by you, any proceeds received from such insurance as a result of any loss to any such Inventory, shall be paid directly to Foothill.

          This authority and instruction is coupled with an interest and may not be revoked or altered without the prior consent in writing of Foothill.

          Please acknowledge your agreement to the foregoing by signing the enclosed duplicate copy of this Notice of Inventory Access Rights and returning it as soon as possible to Foothill Capital Corporation, 11111 Santa Monica Blvd, Suite 1500, Los Angeles, California 90025-3333, Attention: Business Finance Division Manager (Telefacsimile No. (310) 479-2690).


                         LIVE HOME VIDEO INC.


                         By_________________________________
                         Title:______________________________


                         LIVE FILM AND MEDIAWORKS INC.


                         By_________________________________
                         Title:______________________________


                         LIVE ENTERTAINMENT INTERNATIONAL INC.


                         By_________________________________
                         Title:______________________________


                         LIVE AMERICA INC.


                         By_________________________________
                         Title:______________________________


                         VESTRON INC.


                         By_________________________________
                         Title:______________________________


Acknowledged and agreed to:

WEA Corp.,
a New York corporation


By:_________________________

Its:________________________

Date: November 16, 1994
                                 Exhibit A






          "Inventory" means all present and future inventory in which a LIVE Company has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of such company's present and future raw materials, work in process, finished goods, videocassettes, and packing and shipping materials, wherever located, and any documents of title representing any of the above, Inventory constituting "WEA Collateral" as defined in that certain Intercreditor Agreement of even date herewith between WEA and Foothill.